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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 1998


                             FIRST WAVE MARINE, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)



          33-38157                                      76-0461352
  (Commission File Number)                (I.R.S. Employer Identification No.)



    4000 S. SHERWOOD FOREST BOULEVARD
              SUITE 603
        BATON ROUGE, LOUISIANA                            70816
(Address of principal executive offices)                (Zip Code)




                                 (504) 292-8800
              (Registrant's telephone number, including area code)


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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On May 15, 1998, FW Marine Properties, Inc. ("FW Marine"), a Texas corporation and wholly-owned subsidiary of First Wave Marine, Inc., a Delaware corporation (the "Company") completed the acquisition (the "Acquisition") of substantially all of the physical assets and certain other assets (the "Galveston Shipbuilding Assets") of Galveston Shipbuilding Company, a Texas corporation ("GSC"). The Galveston Shipbuilding Assets were acquired from GSC pursuant to a Sale and Purchase Agreement dated May 1, 1998 (the "Agreement"). Under the terms of the Agreement, FW Marine paid consideration of $5.5 million in cash. The purchase price is subject to certain upward or downward adjustments as set forth in the Agreement. $1.25 million of the purchase price was escrowed with third parties pending fulfillment of certain covenants by GSC. FW Marine used a portion of the proceeds from the Company's February 1998 offering of 11% senior notes to fund the Acquisition.

         The Acquisition adds a fully automated panel fabrication line and major launching facility on thirty acres of land in Galveston, Texas to the Company's offshore group. In addition, the Company has hired all of GSC's craftsmen and welding employees. Prior to purchase by FW Marine, GSC used the Galveston Shipbuilding Assets to manufacture inland and offshore barges. The Company intends to use the Galveston Shipbuilding Assets in its offshore group specializing in semi-submersible and jack-up rig repair and upgrades as well as offshore supply vessel and ship repair.

         All statements other than statements of historical fact contained in this document, concerning future expansion plans and other matters are forward-looking statements. Forward-looking statements in this document generally are accompanied by words such as "anticipate," "believe," "intend," "estimate" or "expect" or similar statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements include risks such as the dependence on the oil and gas industry, difficulties related to managing growth in operations, the risks associated with the recent expansion into the offshore drilling rig segment, and labor, operating, regulatory and other risks in the shipbuilding industry. All forward-looking statements in this document are expressly qualified in their entirety by the cautionary statements in this paragraph.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)       Financial Statements of Business Acquired.

                  As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Company to file the financial statements for the acquired business. In accordance with Item 7(a)(4), the required financial statements will be filed in an amendment to this Report as soon as practicable, but not later than July 31, 1998.

         (b)      Pro Forma Financial Information.

                  As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Company to file the pro forma financial information for the acquired business. In accordance with
         Item 7(b)(2), the required pro forma financial information will be filed in an amendment to this Report as soon as practicable, but not later than July 31, 1998.



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         (c)      Exhibits.

         *2.1 -- Sale and Purchase Agreement dated May 1, 1998 between FW Marine Properties, Inc. and Galveston Shipbuilding Company.

         *99.1    -- Press Release dated May 27, 1998.

 *filed herewith

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                                FIRST WAVE MARINE, INC.

                                                Date: May 29, 1998


                                                By:   /s/ David B. Ammons
                                                   ----------------------------
                                                      David B. Ammons
                                                      Executive Vice President,
                                                      CFO and Secretary

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EXHIBIT INDEX

EXHIBIT NUMBER                    DESCRIPTION
--------------                    -----------

     *2.1    --    Sale and Purchase Agreement dated May 1, 1998 between FW
                   Marine Properties, Inc. and Galveston Shipbuilding Company.

    *99.1     --   Press Release dated May 27, 1998.


 *filed herewith